EXHIBIT 99.3

Press Release
www.shire.com

Director/PDMR Shareholding

May 2, 2018 – Shire plc (LSE: SHP, NASDAQ: SHPG)

Notification of transactions by persons discharging managerial responsibilities

1.	Details of the person discharging managerial responsibilities (“PDMR”) / person closely associated them (“PCA”)
a)	Name	Flemming Ornskov
2.	Reason for the notification
a)	Position / status	Chief Executive Officer - PDMR
b)	Initial notification / amendment	Initial notification
3.	Details of the issuer, emission allowance participant, auction platform, auctioneer or auction monitor
a)	Name	Shire plc
b)	LEI	54930005LQRLI2UXRQ59
4.	Details of the transaction(s): section to be repeated for (i) each type of instrument; (ii) each type of transaction; (iii) each date; and (iv) each place where transactions have been conducted
a)	Description of the financial instrument, type of instrument	Shire plc American Depositary Shares (“ADSs”)
	Identification code	ISIN: US82481R1068
b)	Nature of the transaction	Receipt of Performance Stock Units (“PSUs”) in respect of notional ADSs awarded under the Shire Long Term Incentive Plan 2015. Subject to applicable performance conditions and continued service, the PSUs will vest on May 1, 2021. Upon vesting of the PSUs, any ADSs to be delivered will be subject to a retention period of two years.
c)	Price(s) and volume(s)	Price(s)	Volume(s)
		$0	44,782
d)	Aggregated information - Aggregated volume - Price	N/A (single transaction)
e)	Date of the transaction	May 1, 2018
f)	Place of the transaction	N/A

1.	Details of the person discharging managerial responsibilities (“PDMR”) / person closely associated them (“PCA”)
a)	Name	Thomas Dittrich
2.	Reason for the notification
a)	Position / status	Chief Financial Officer - PDMR
b)	Initial notification / amendment	Initial notification
3.	Details of the issuer, emission allowance participant, auction platform, auctioneer or auction monitor
a)	Name	Shire plc
b)	LEI	54930005LQRLI2UXRQ59
4.	Details of the transaction(s): section to be repeated for (i) each type of instrument; (ii) each type of transaction; (iii) each date; and (iv) each place where transactions have been conducted
a)	Description of the financial instrument, type of instrument	Shire plc Ordinary Shares of 5 pence each (“Ordinary Shares”)
	Identification code	ISIN: JE00B2QKY057
b)	Nature of the transaction	Receipt of Performance Stock Units (“PSUs”) in respect of notional Ordinary Shares awarded under the Shire Long Term Incentive Plan 2015. Subject to applicable performance conditions and continued service, the PSUs will vest on May 1, 2021. Upon vesting of the PSUs, any Ordinary Shares to be delivered will be subject to a retention period of two years.
c)	Price(s) and volume(s)	Price(s)	Volume(s)
		£0	50,518
d)	Aggregated information - Aggregated volume - Price	N/A (single transaction)
e)	Date of the transaction	May 1, 2018
f)	Place of the transaction	N/A

1.	Details of the person discharging managerial responsibilities (“PDMR”) / person closely associated them (“PCA”)
a)	Name	Andreas Busch
2.	Reason for the notification
a)	Position / status	Head of Research and Development and Chief Scientific Officer - PDMR
b)	Initial notification / amendment	Initial notification
3.	Details of the issuer, emission allowance participant, auction platform, auctioneer or auction monitor
a)	Name	Shire plc
b)	LEI	54930005LQRLI2UXRQ59
4.	Details of the transaction(s): section to be repeated for (i) each type of instrument; (ii) each type of transaction; (iii) each date; and (iv) each place where transactions have been conducted
a)	Description of the financial instrument, type of instrument	Shire plc Ordinary Shares of 5 pence each (“Ordinary Shares”)
	Identification code	ISIN: JE00B2QKY057
b)	Nature of the transaction	Receipt of Performance Stock Units (“PSUs”) in respect of notional Ordinary Shares awarded under the Shire Long Term Incentive Plan 2015. Subject to applicable performance conditions and continued service, the PSUs will vest on May 1, 2021.
c)	Price(s) and volume(s)	Price(s)	Volume(s)
		£0	37,720
d)	Aggregated information - Aggregated volume - Price	N/A (single transaction)
e)	Date of the transaction	May 1, 2018
f)	Place of the transaction	N/A

1.	Details of the person discharging managerial responsibilities (“PDMR”) / person closely associated them (“PCA”)
a)	Name	Joanne Cordeiro
2.	Reason for the notification
a)	Position / status	Chief Human Resources Officer - PDMR
b)	Initial notification / amendment	Initial notification
3.	Details of the issuer, emission allowance participant, auction platform, auctioneer or auction monitor
a)	Name	Shire plc
b)	LEI	54930005LQRLI2UXRQ59
4.	Details of the transaction(s): section to be repeated for (i) each type of instrument; (ii) each type of transaction; (iii) each date; and (iv) each place where transactions have been conducted
a)	Description of the financial instrument, type of instrument	Shire plc American Depositary Shares (“ADSs”)
	Identification code	ISIN: US82481R1068
b)	Nature of the transaction	Receipt of Performance Stock Units (“PSUs”) in respect of notional ADSs awarded under the Shire Long Term Incentive Plan 2015. Subject to applicable performance conditions and continued service, the PSUs will vest on May 1, 2021.
c)	Price(s) and volume(s)	Price(s)	Volume(s)
		$0	12,039
d)	Aggregated information - Aggregated volume - Price	N/A (single transaction)
e)	Date of the transaction	May 1, 2018
f)	Place of the transaction	N/A

1.	Details of the person discharging managerial responsibilities (“PDMR”) / person closely associated them (“PCA”)
a)	Name	Bill Mordan
2.	Reason for the notification
a)	Position / status	General Counsel and Company Secretary - PDMR
b)	Initial notification / amendment	Initial notification
3.	Details of the issuer, emission allowance participant, auction platform, auctioneer or auction monitor
a)	Name	Shire plc
b)	LEI	54930005LQRLI2UXRQ59
4.	Details of the transaction(s): section to be repeated for (i) each type of instrument; (ii) each type of transaction; (iii) each date; and (iv) each place where transactions have been conducted
a)	Description of the financial instrument, type of instrument	Shire plc American Depositary Shares (“ADSs”)
	Identification code	ISIN: US82481R1068
b)	Nature of the transaction	Receipt of Performance Stock Units (“PSUs”) in respect of notional ADSs awarded under the Shire Long Term Incentive Plan 2015. Subject to applicable performance conditions and continued service, the PSUs will vest on May 1, 2021.
c)	Price(s) and volume(s)	Price(s)	Volume(s)
		$0	15,169
d)	Aggregated information - Aggregated volume - Price	N/A (single transaction)
e)	Date of the transaction	May 1, 2018
f)	Place of the transaction	N/A

1.	Details of the person discharging managerial responsibilities (“PDMR”) / person closely associated them (“PCA”)
a)	Name	Perry Sternberg
2.	Reason for the notification
a)	Position / status	Head of US Commercial - PDMR
b)	Initial notification / amendment	Initial notification
3.	Details of the issuer, emission allowance participant, auction platform, auctioneer or auction monitor
a)	Name	Shire plc
b)	LEI	54930005LQRLI2UXRQ59
4.	Details of the transaction(s): section to be repeated for (i) each type of instrument; (ii) each type of transaction; (iii) each date; and (iv) each place where transactions have been conducted
a)	Description of the financial instrument, type of instrument	Shire plc American Depositary Shares (“ADSs”)
	Identification code	ISIN: US82481R1068
b)	Nature of the transaction	Receipt of Performance Stock Units (“PSUs”) in respect of notional ADSs awarded under the Shire Long Term Incentive Plan 2015. Subject to applicable performance conditions and continued service, the PSUs will vest on May 1, 2021.
c)	Price(s) and volume(s)	Price(s)	Volume(s)
		$0	11,928
d)	Aggregated information - Aggregated volume - Price	N/A (single transaction)
e)	Date of the transaction	May 1, 2018
f)	Place of the transaction	N/A

1.	Details of the person discharging managerial responsibilities (“PDMR”) / person closely associated them (“PCA”)
a)	Name	Kim Stratton
2.	Reason for the notification
a)	Position / status	Head of International Commercial - PDMR
b)	Initial notification / amendment	Initial notification
3.	Details of the issuer, emission allowance participant, auction platform, auctioneer or auction monitor
a)	Name	Shire plc
b)	LEI	54930005LQRLI2UXRQ59
4.	Details of the transaction(s): section to be repeated for (i) each type of instrument; (ii) each type of transaction; (iii) each date; and (iv) each place where transactions have been conducted
a)	Description of the financial instrument, type of instrument	Shire plc Ordinary Shares of 5 pence each (“Ordinary Shares”)
	Identification code	ISIN: JE00B2QKY057
b)	Nature of the transaction	Receipt of Performance Stock Units (“PSUs”) in respect of notional Ordinary Shares awarded under the Shire Long Term Incentive Plan 2015. Subject to applicable performance conditions and continued service, the PSUs will vest on May 1, 2021.
c)	Price(s) and volume(s)	Price(s)	Volume(s)
		£0	40,428
d)	Aggregated information - Aggregated volume - Price	N/A (single transaction)
e)	Date of the transaction	May 1, 2018
f)	Place of the transaction	N/A

1.	Details of the person discharging managerial responsibilities (“PDMR”) / person closely associated them (“PCA”)
a)	Name	Matt Walker
2.	Reason for the notification
a)	Position / status	Head of Technical Operations - PDMR
b)	Initial notification / amendment	Initial notification
3.	Details of the issuer, emission allowance participant, auction platform, auctioneer or auction monitor
a)	Name	Shire plc
b)	LEI	54930005LQRLI2UXRQ59
4.	Details of the transaction(s): section to be repeated for (i) each type of instrument; (ii) each type of transaction; (iii) each date; and (iv) each place where transactions have been conducted
a)	Description of the financial instrument, type of instrument	Shire plc American Depositary Shares (“ADSs”)
	Identification code	ISIN: US82481R1068
b)	Nature of the transaction	Receipt of Performance Stock Units (“PSUs”) in respect of notional ADSs awarded under the Shire Long Term Incentive Plan 2015. Subject to applicable performance conditions and continued service, the PSUs will vest on May 1, 2021.
c)	Price(s) and volume(s)	Price(s)	Volume(s)
		$0	12,654
d)	Aggregated information - Aggregated volume - Price	N/A (single transaction)
e)	Date of the transaction	May 1, 2018
f)	Place of the transaction	N/A

Oliver Strawbridge

Senior Assistant Company Secretary

For further information please contact:

Investor Relations
Christoph Brackmann	christoph.brackmann@shire.com	+41 795 432 359
Robert Coates	rcoates@shire.com	+44 203 549 0874
Sun Kim	sun.kim@shire.com	+1 617 588 8175
Media
Katie Joyce	kjoyce@shire.com	+1 781 482 2779

NOTES TO EDITORS

About Shire

Shire is the global leader in serving patients with rare diseases. We strive to develop best-in-class therapies across a core of rare disease areas including hematology, immunology, genetic diseases, neuroscience, and internal medicine with growing therapeutic areas in ophthalmics and oncology. Our diversified capabilities enable us to reach patients in more than 100 countries who are struggling to live their lives to the fullest.

We feel a strong sense of urgency to address unmet medical needs and work tirelessly to improve people’s lives with medicines that have a meaningful impact on patients and all who support them on their journey.

www.shire.com